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                                  ARMADA FUNDS

                       Supplement dated December 30, 1996
                  (replacing Supplement dated October 1, 1996)
                   to the prospectus dated September 30, 1996

Investors who purchase Retail shares of the Armada Mid Cap Regional Fund during the period from November 1, 1996 through March 31, 1997 will not be assessed sales charges for such purchases.


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